Commitments	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments

The table below is the non-lease operating cost components associated with the costs of the building lease.

For the fiscal year ending December 31,	Office Premises
2021	$228,091
2022	228,091
2023	228,091
2024	228,091
2025	171,069
1,083,433

In April 2017, NXT completed a sale and leaseback agreement of its aircraft with a Calgary based international aircraft services organization. The terms of the agreement resulted in NXT selling its Cessna Citation aircraft that was purchased in 2015 for US$2,000,000 for the sum of US$2,300,000. NXT has leased the aircraft over an initial term of 60 months and retains all existing operating rights and obligations. Net proceeds to NXT from the sale were approximately $2.7 million, after payment of all commissions and fees. The net book value of the asset of $2.4 million was derecognized and the resulting gain on disposition of $776,504 was deferred. In 2017 and 2018 the amortized gain of $155,301 was recognized as a reduction to the Company’s lease expense in the Consolidated Statement of Income and Comprehensive Income (Loss).